UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2009

DELTEK, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33772	54-1252625
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13880 Dulles Corner Lane, Herndon, VA	20171
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (703) 734-8606

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 28, 2009, Deltek, Inc. announced the results of its common stock rights offering. A copy of the press release announcing the results of the rights offering is included as Exhibit 99.1 to this Form 8-K report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of Deltek, Inc., dated May 28, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTEK, INC.

By:	/s/ David R. Schwiesow
Name:	David R. Schwiesow
Title:	Senior Vice President and General Counsel

Dated: May 28, 2009

Exhibit No.	Description
99.1	Press Release of Deltek, Inc., dated May 28, 2009.